New accounting requirements	12 Months Ended
Dec. 31, 2017
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New accounting requirements

4. New accounting requirements

The following new and amended accounting standards have been issued by the IASB and are likely to affect future Annual Reports.

IFRS 15 ‘Revenue from contracts with customers’ was issued in May 2014 and has been implemented by the Group from 1 January 2018. The Standard provides a single, principles-based approach to the recognition of revenue from all contracts with customers. It focuses on the identification of performance obligations in a contract and requires revenue to be recognised when or as those performance obligations are satisfied.

The new Standard is not expected to have a material impact on the amount or timing of recognition of reported revenue. In its financial statements for 2018, GSK will adopt IFRS 15 applying the modified retrospective approach, with a cumulative adjustment to decrease equity at 1 January 2018 by approximately £4 million. In accordance with the requirements of the Standard where the modified retrospective approach is adopted, prior year results will not be restated.

IFRS 9 ‘Financial instruments’ was issued in its final form in July 2014 and has been implemented by the Group from 1 January 2018. The Standard replaces the majority of IAS 39 and covers the classification, measurement and de-recognition of financial assets and financial liabilities, introduces a new impairment model for financial assets based on expected losses rather than incurred losses and provides a new hedge accounting model.

The new Standard is not expected to have a material impact on reported results. In its financial statements for 2018, GSK will adopt IFRS 9 retrospectively, but with certain permitted exceptions. As a result, prior year results will not be restated, but there will be a cumulative adjustment to decrease equity at 1 January 2018 by approximately £11 million.

IFRS 16 ‘Leases’ was issued in January 2016 and will be implemented by the Group from 1 January 2019. The Standard will replace IAS 17 ‘Leases’ and will require lease liabilities and ‘right of use’ assets to be recognised on the balance sheet for almost all leases. This is expected to result in a significant increase in both assets and liabilities recognised. The costs of operating leases currently included within operating costs will be split and the financing element of the charge will be reported within finance expense. Finance lease obligations at 31 December 2017 are set out in Note 31, ‘Net debt’ and the undiscounted commitments under non-cancellable operating leases are set out in Note 41, ‘Commitments’.

The Group is assessing the potential impact of IFRS 16.

IFRIC 23 ‘Uncertainty over income tax treatments’ was issued in June 2017 and will be implemented by the Group from 1 January 2019. The Interpretation clarifies that if it is considered probable that a tax authority will accept an uncertain tax treatment, the tax charge should be calculated on that basis. If it is not considered probable, the effect of the uncertainty should be estimated and reflected in the tax charge. In assessing the uncertainty, it is assumed that the tax authority will have full knowledge of all information related to the matter.

The Group is continuing to assess the potential impact of the new Interpretation.